Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

April 30, 2019

To the Purchaser named on the signature page hereto

Ladies and Gentlemen:

Reference is hereby made to that certain Purchase Agreement dated January 15, 2019 by and between Quotient Limited, a public limited liability company formed under the Laws of Jersey, Channel Islands (the “Issuer”), the Subsidiaries of the Issuer named on the signature pages thereto (the “Subsidiary Guarantors”) and the Purchaser named on the signature page thereto (the “Existing Purchase Agreement”). The Issuer, the Subsidiary Guarantors and the Purchaser are each referred to in this Amendment No. 1 to Purchase Agreement (this “Amendment”) as a “Party” and are collectively referred to in this Amendment as the “Parties”. Capitalized terms used herein and not defined shall have the meaning ascribed to each in the Existing Purchase Agreement. The rules of construction set forth in Annex A to the Existing Purchase Agreement shall apply to this Amendment mutatis mutandis and are hereby incorporated by reference into this Amendment as if set forth fully in this Amendment.

RECITALS

WHEREAS, the Parties desire to, subject to the terms and conditions contained in this Amendment, amend the Existing Purchase Agreement as set forth in this Amendment (as so amended, the “Purchase Agreement”);

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

AMENDMENT TO EXISTING PURCHASE AGREEMENT

Section 1.01. Amendment to Existing Purchase Agreement.

(a) The third sentence of the first paragraph of Section 3.1 of the Existing Purchase Agreement is amended and restated as follows:

“It is acknowledged and agreed, for the avoidance of doubt, that the Notes shall not be issued, and the Closing Date shall not occur, if the CE Marking Securities Triggering Event has not occurred on or before May 31, 2019 and the Issuer has not provided to the Purchaser the CE Marking Securities Triggering Event Notice within the time frame set forth in, and otherwise in accordance with, Section 7.5.”

(b) Section 6.13 of the Existing Purchase Agreement is amended and restated as follows:

“Section 6.13 CE Marking Securities Triggering Event. The CE Marking Securities Triggering Event shall have occurred on or prior to May 31, 2019.”

(c) Section 17.1 of the Existing Purchase Agreement is amended and restated as follows:

“Section 17.1 Termination. This Purchase Agreement will terminate upon any of the following: (a) if the CE Marking Securities Triggering Event has not occurred on or before May 31, 2019, on May 31, 2019 and (b) the mutual written agreement of the parties hereto.”

ARTICLE II

MISCELLANEOUS

Section 2.01. Effect of this Amendment. Except as expressly amended by this Amendment, the Parties hereto acknowledge and agree that the Existing Purchase Agreement shall remain unaltered and in full force and effect in accordance with its terms. To the extent any term or provision of this Amendment conflicts with any term or provision of the Existing Purchase Agreement, the terms and provisions of this Amendment shall control.

Section 2.02. Successors and Assigns. This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assignees and permitted transferees. So long as any of the Notes or Royalty Rights are outstanding, no Obligor may assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Purchaser except as permitted in accordance with the Indenture and the Royalty Rights Agreement, as applicable.

Section 2.03. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by Law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 2.04. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment. Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed an original.

Section 2.05. Governing Law; Consent to Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The parties hereto hereby submit to the non-exclusive jurisdiction of the U.S. federal and state courts of competent jurisdiction in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

{SIGNATURE PAGE FOLLOWS}

If the foregoing is in accordance with your understanding of this Amendment, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between us and you in accordance with its terms.

Very truly yours,

QUOTIENT LIMITED

By:
Name: Christopher Lindop
Title: Chief Financial Officer

QBD (QS IP) LIMITED

By:
Name: Roland Boyd
Title: Director

QUOTIENT BIODIAGNOSTICS, INC.

By:
Name: Christopher Lindop
Title: Director

ALBA BIOSCIENCE LIMITED

By:
Name: Roland Boyd
Title: Director

Witness:
Name:
Address:

[Signature Page to Amendment to Purchase Agreement]

QUOTIENT SUISSE SA

By:
Name: Roland Boyd
Title: Director

QUOTIENT BIOCAMPUS LIMITED

By:
Name: Roland Boyd
Title: Director

Witness:
Name:
Address:

[Signature Page to Amendment to Purchase Agreement]

[PURCHASER SIGNATURE PAGE]

[Signature Page to Amendment to Purchase Agreement]